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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 8, 1999
                                                  ------------



                               UNILAB CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      33-77286                95-4415490
          --------                      --------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



18448 Oxnard Street
Tarzana, CA                                                          91356
-----------                                                          -----
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code: (818) 758-6607
                                                    --------------



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Item 5. Other Events
        ------------

     As disclosed on its Form 8-K, dated May 27, 1999, Unilab Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with UC Acquisition Sub, Inc., a Delaware corporation ("Newco"), on May 24, 1999. The Merger Agreement contemplates the merger (the "Merger") of Newco with and into the Company.

     The Company and Newco entered into a letter agreement, attached hereto as
Exhibit 2.1 and incorporated herein by reference, on July 8, 1999 extending the time period within which Newco had to elect to convert the Merger into an all cash transaction from 45 days after the signing of the Merger Agreement to 60 days after the signing of the Merger Agreement.

     On July 30, 1999, the Company and Newco entered into a letter agreement, attached hereto as Exhibit 2.2 and incorporated herein by reference, regarding the completion of the subordinated debt financing to fund the Merger prior to the consummation of the Merger.

     On August 10, 1999, the Company and Newco entered into a letter agreement, attached hereto as Exhibit 2.3 and incorporated herein by reference, providing for, among other things, (i) at the election of Newco, some or all the shares of the Company's common stock, $.01 par value ("Common Stock") held by certain institutional stockholders and certain members of the Company's senior management designated by Newco to remain outstanding following the completion of the Merger or additional cash equity to be contributed by other additional investors and (ii) in the event that Newco so elects, the shares of all other holders of Common Stock to be converted into the right to receive cash in the Merger. In the event that Newco makes the foregoing election, the shares of the designated institutional stockholders and management members that will remain outstanding will not exceed in the aggregate 15% of the Common Stock outstanding prior to the Merger.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)  Financial Statements of business acquired: None

(b)  Pro Forma Financial Information:           None

(c)  Exhibits:

     2.1  Letter agreement, dated July 8, 1999, between the Company and Newco.

     2.2  Letter agreement, dated July 30, 1999, between the Company and Newco.

     2.3  Letter agreement, dated August 10, 1999, between the Company and
          Newco.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Unilab Corporation


Dated:  August 13, 1999                 By: /s/ Mark Bibi
                                            ------------------------------
                                            Name:  Mark Bibi
                                            Title: General Counsel


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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

     2.1 Letter agreement, dated as of July 8, 1999, between Unilab Corporation and UC Acquisition Sub, Inc.

     2.2 Letter agreement, dated as of July 30, 1999, between Unilab Corporation and UC Acquisition Sub, Inc.

     2.3 Letter agreement, dated as of August 10, 1999, between Unilab Corporation and UC Acquisition Sub, Inc.


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